SATURNA INVESTMENT TRUST
1300 N. STATE STREET
BELLINGHAM, WA 98225

SCAN TO VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82229-S28357

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends that you vote FOR the following proposal:

	For	Against	Abstain
1a. To approve the Plan of Reorganization and Termination for the reorganization of the Saturna Bond Income Fund, a series of the Trust, into the Saturna Sustainable Bond Fund, a series of the Trust.	☐	☐	☐

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareowners to be held on February 27, 2026.
The Proxy Statement for this meeting is available at www.proxyvote.com

V82230-S28357

SATURNA INVESTMENT TRUST

Saturna Bond Income Fund

The shareowner of Saturna Bond Income Fund (the "Fund"), a series of Saturna Investment Trust (the "Trust"), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on January 9, 2026 at a Special Joint Meeting of Shareowners of the Trust (the "Special Meeting"), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Friday, February 27, 2026, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST
1300 N. STATE STREET
BELLINGHAM, WA 98225

SCAN TO
VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82231-S28357

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends that you vote FOR the following proposal:

	For	Against	Abstain
1b. To approve the Plan of Reorganization and Termination for the reorganization of the Saturna Short-Term Bond Fund, a series of the Trust, into the Saturna Sustainable Bond Fund, a series of the Trust.	☐	☐	☐

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareowners to be held on February 27, 2026.
The Proxy Statement for this meeting is available at www.proxyvote.com

V82232-S28357

SATURNA INVESTMENT TRUST

Saturna Short-Term Bond Fund

The shareowner of Saturna Short-Term Bond Fund (the "Fund"), a series of Saturna Investment Trust (the "Trust"), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on January 9, 2026 at a Special Joint Meeting of Shareowners of the Trust (the "Special Meeting"), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Friday, February 27, 2026, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST
1300 N. STATE STREET
BELLINGHAM, WA 98225

SCAN TO
VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82233-S28357

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To approve the Plan of Reorganization and Termination for the reorganization of the Saturna Global High Income Fund, a series of the Trust, into the Saturna Core Fund, a series of the Trust.	▢	▢	▢

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareowners to be held on February 27, 2026.
The Proxy Statement for this meeting is available at www.proxyvote.com

V82234-S28357

SATURNA INVESTMENT TRUST

Saturna Global High Income Fund

The shareowner of Saturna Global High Income Fund (the "Fund"), a series of Saturna Investment Trust (the "Trust"), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on January 9, 2026 at a Special Joint Meeting of Shareowners of the Trust (the "Special Meeting"), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Friday, February 27, 2026, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE